Exhibit 99.1

AMENDMENT NO 1. TO AMENDED AND RESTATED BYLAWS

Article I. Meetings of Shareholders

Section 4.           Notice. Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the meeting, either personally, first class mail or as is otherwise permitted by law (except as permitted by law).

Section 12.       Actions to be Taken at an Annual Meeting of Shareholders. At an annual meeting of the shareholders, only such business shall be conducted as shall have been brought before the annual meeting (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in this Section 12, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 12.

For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder’s notice shall be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety days nor more than one hundred twenty days prior to the first anniversary of the preceding year’s annual meeting; provided, however, in the event the date of the annual meeting is advanced by more than thirty days or delayed by more than sixty days from such anniversary date, notice by a shareholder must be so delivered not earlier than the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. For purposes of this Section 12, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act.

Any such shareholder’s notice to the Secretary shall set forth, (a) as to each matter the shareholder proposes to bring before the annual meeting, a description of the business desired to be brought before the meeting and the reasons for bringing such business before the meeting, and (b) as to the shareholder giving the notice, (i) the name and address, as they appear on the records of the Corporation, of such shareholder, (ii) the class or series and number of shares of capital stock of the Corporation which are beneficially owned by such shareholder, (iii) any material interest of such shareholder in such business and (iv) the names and addresses of any other shareholders known by such shareholder to be supporting such business.

Notwithstanding anything in these Amended and Restated Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 12; provided, that nothing in this Section 12 shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 12, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding this Section 12, a shareholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section 12.

Section 13.         Conduct of Meeting and Order of Business. Unless determined otherwise by the Board of Directors, the Chairman of the Board or, in the absence of the Chairman of the Board, the Chief Executive Officer shall act as chairman at all meetings of shareholders and the Secretary of the Corporation shall act as secretary at all meetings of shareholders. The chairman of the meeting shall have the right and authority to determine and maintain the rules, regulations and procedures for the proper conduct of the meeting, including but not limited to restricting entry to the meeting after it has commenced, maintaining order and the safety of those in attendance, opening and closing the polls for voting, dismissing business not properly submitted, and limiting time allowed for discussion of the business of the meeting.

Article II. Directors

Section 14.         Nominations for Election of Directors. Only persons who are nominated in accordance with the provisions set forth in these Amended and Restated Bylaws shall be eligible to be elected as directors at a meeting of shareholders and to serve thereafter as directors. Nominations of persons for election to the Board of Directors may be made at an annual meeting of shareholders (i) by or at the direction of the Board of Directors, or (ii) by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in this Section 14, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Section 14.

Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary. To be timely, a shareholder’s notice shall be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety days nor more than one hundred twenty days prior to the first anniversary of the preceding year’s annual meeting; provided, however, in the event the date of the annual meeting is advanced by more than thirty days or delayed by more than sixty days from such anniversary date, or in the event directors are to be elected at a special meeting, notice by a shareholder must be so delivered not earlier than the one hundred twentieth day prior to such meeting and not later than the close of business on the later of the ninetieth day prior to such meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. For this purpose, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Securities Exchange Act of 1934, as amended.

Such shareholder’s notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, information relating to such person similar in substance to that required to be disclosed in solicitations of proxies for election of directors pursuant to Items 7(a) and (b) of Regulation 14A under the Securities Exchange Act of 1934, as amended, and such person’s written consent to being named as a nominee and to serving as a director if elected, and (b) as to the shareholder giving the notice, (i) the name and address, as they appear on the Corporation’s books, of such shareholder, and (ii) the class or series and number of shares of the Corporation which are owned of record or beneficially by such shareholder. At the request of the Board of Directors, any person nominated by the Board for election as a director shall furnish to the Secretary that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee.

The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the provisions prescribed by these Amended and Restated Bylaws and, if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

The foregoing provisions of this Section 14 shall not apply to any director who is nominated and elected under specified circumstances by holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation. In no event shall the adjournment or postponement of a special or annual meeting, or setting a new record date, commence a new time period for the giving of a stockholder’s notice as described above.